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                                 EXHIBIT 10.2

                            COMMERCE BANCORP, INC.

                            1998 STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS

1.       Purpose of Plan:

         The purpose of the 1998 Stock Option Plan for Non-Employee Directors (the "Plan") contained herein is to enhance the ability of Commerce Bancorp, Inc. and its current and future subsidiaries (collectively the "Companies") to attract, retain and motivate members of their respective Boards of Directors and to provide additional incentive to members of their respective Boards of Directors by encouraging them to invest in shares of Commerce Bancorp, Inc. (the "Company") common stock and thereby acquire a proprietary interest in the Company and an increased personal interest in the Companies' continued success and progress, to the mutual benefit of directors, employees and stockholders.

2.       Aggregate Number of Shares:

         400,000 shares of the Company's common stock, par value $1.5625 per share ("Common Stock"), shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the capitalization of the Company, such as by stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board of Directors of the Company deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors of the Company. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

3.       Participation:

         The Board of Directors of the Company, in their sole discretion, may grant options to purchase shares of the Company's Common Stock to Directors who at the time of such grant are not an employee of the Company or any Company subsidiary corporation. The Board of Directors shall, in addition to its other authority and subject to the provisions of this Plan, determine the number of shares to be subject to each option granted pursuant to this Section 3, the time or times at which such options shall be granted and subject to Section 5 hereof, the price at which each of the options is exercisable.

4.       Administration of Plan:

         This Plan shall be administered by the Board of Directors of the Company. The Board of Directors of the Company shall adopt such rules for the conduct of its business and administration



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of this Plan as it considers desirable. A majority of the members of the Board of Directors of the Company shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Board of Directors of the Company on a particular matter shall constitute the act of the Board of Directors of the Company on such matter. The Board of Directors of the Company shall have the exclusive right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of this Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Board of Directors of the Company shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of any authority or discretion granted in connection with the Plan to the Board of Directors, or for the acts or omissions of any other members of the Board of Directors.

5.       Non-Qualified Stock Options, Option Price and Term:

         (a) Options issued pursuant to this Plan shall be non-qualified stock options. A non-qualified stock option is an option which does not satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The option price for the non-qualified stock options issued under this Plan shall be equal to the fair market value, as determined in good faith by the Board of Directors of the Company, of the Company's Common Stock on the date of the grant of the option.

         (b) Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. At the time of granting a non-qualified stock option hereunder, the Board of Directors may, in its discretion, amend or supplement any of the option terms contained in Appendix I for a particular optionee including, without limitation, the extent of the assignability and/or transferability of such option. Options shall expire ten years after the date they are granted, unless terminated earlier as provided herein.

6.       Modification, Amendment, Suspension and Termination:

         Options shall not be granted pursuant to this Plan after the expiration of five years from and after the date this Plan is approved by the stockholders of the Company. The Board of Directors of the Company reserves the right at any time, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors of the Company; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for stockholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for stockholder approval.

7.       Effectiveness of Plan:

         This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Common Stock. Options may be granted under this Plan prior to obtaining stockholder approval, provided such options shall not be exercisable until stockholder approval is obtained.



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8.       General Conditions:

         (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director the right to continue as a director of any of the Companies or interfere in any way with the rights of the Companies to terminate him as a director.

         (b) Corporate action constituting an offer of stock for sale to any director under the terms of the options to be granted hereunder shall be deemed complete as of the date when the actions of the stockholder(s) in electing or reelecting a non-employee director are completed or when the Board of Directors authorizes the grant of the option to such non-employee director, as the case may be, regardless of when the option is actually delivered to the non-employee director or acknowledged or agreed to by him.

         (c) The term "subsidiary corporation" as used throughout this Plan shall mean a corporation in which the Company owns, directly or indirectly, shares of stock representing fifty percent or more of the outstanding voting power of all classes of stock of such corporation at the time of the granting of an option under this Plan.

         (d) The use of the masculine pronoun shall include the feminine gender whenever appropriate.




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                                  APPENDIX I

NON-QUALIFIED STOCK OPTION

To:
   --------------------------------------------------------------------------
                                     Name

   --------------------------------------------------------------------------
                                    Address

Date:
     --------------------

         You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of common stock (par value $1.5625 per share) ("Common Stock") of Commerce Bancorp, Inc. (the "Company") at a price of $______ per share pursuant to the Company's 1998 Stock Option Plan for Non-Employee Directors (the "Plan").

         Your option may first be exercised on and after the earlier to occur of
(i) one year from the date of its grant or (ii) a "change in control" of the Company, as hereinafter defined, but not before that time. On and after the earlier to occur of (i) one year from the date your option is granted or (ii) a "change in control" of the Company, and prior to ten years from the date of its grant, your option may be exercised in whole, or from time to time in part, for up to the total whole number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as appropriately adjusted for stock dividends, stock splits, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion and what the Board of Directors of the Company deems in its sole discretion to be similar circumstances). No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after the expiration of ten years from the date of its grant, except if terminated earlier as hereafter provided.

         A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

                  1. A change within a twelve-month period in a majority of the members of the Board of Directors of the Company;

                  2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

                  3. Any other event deemed to constitute a "change in control" by the Board of Directors.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (i) cash which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (ii) (unless prohibited by the Board of Directors) certificates representing Common Stock of the Company which will be valued



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by the Secretary of the Company at the last sale price of a share of the
Company's Common Stock in trading as reported by the New York Stock Exchange on the last trading day immediately preceding the delivery of such certificates to the Company or as may be otherwise made available, accompanied by an assignment of the stock to the Company; or (iii) (unless prohibited by the Board of Directors) any combination of cash and Common Stock of the Company valued as provided in clause (ii). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) if he deems such guarantees necessary or desirable and payment of all transfer taxes.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease to be a director of the Company or a subsidiary corporation by death, disability, resignation or removal (whether for cause or otherwise), but in no event later than ten years from the date this option is granted, whether such termination be voluntary or not. After the date you cease to be a director, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director. If you are a director of a Company subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a Company subsidiary corporation, unless you are also a director of the Company or another Company subsidiary corporation, or on that date became a director of the Company or another Company subsidiary corporation. Your directorship shall not be deemed to have terminated if you cease being a director of the Company or a Company subsidiary corporation but are or concurrently therewith become a director of the Company or another Company subsidiary corporation.

         Unless specifically authorized by the Board of Directors, this option is not transferable by you otherwise than by will or the laws of descent and distribution and is exercisable, during your lifetime, only by you. If you die while a director of the Company or a Company subsidiary corporation, your legatee(s), distributee(s), executor or administrator, as the case may be, may, at any time within three months after the date of your death (but in no event later than ten years from the date this option is granted), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your directorship with the Company or a Company subsidiary corporation is terminated by reason of your becoming disabled, you or your legal guardian or custodian may at any time within three months after the date of such termination (but in no event later than 10 years from the date this option is granted), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         In the event of any change in the capitalization of the Company, such as by stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board of Directors of the Company deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price for such shares will be appropriately adjusted in a manner to be determined in the sole discretion of the Board of Directors of the Company.

         Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a stockholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of exercise of this



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option during any period of time in which the Company deems, in its sole discretion, that such delivery may not be consummated without violating a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (1) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable.

                  (2) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

                  (3) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock), (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:




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                           "The shares represented by this certificate have not
                  been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the Chief Executive Officer of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New Jersey.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                       COMMERCE BANCORP, INC.


                  (SEAL)               By:
                                          ------------------------------------



         I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.


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(Signature)                                               (Date)